
         Table of Contents
Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   6
Statement of Operations................   7
Statement of Changes in Net Assets.....   8
Financial Highlights...................   9
Notes to Financial Statements..........  10
Independent Auditors' Report...........  13
Dividend Reinvestment Plan.............  14


                          Letter to Shareholders


November 22, 1995

Dear Shareholder:
  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview

  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994---a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary

  The Trust produced a tax-exempt distribution of 5.62 percent <F3>, based on the closing stock price of $11.75 per common share on October 31, 1995. Because income from the Trust is exempt from federal and Ohio state income taxes, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for Ohio residents in the combined marginal tax bracket of 40.8 percent, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 9.49 percent <F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.
  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained more than 5.5 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 12.04 percent <F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

1  (Continued on page two)

Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.
  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

[GRAPH]

                       Market
   Date      NAV       Price

31-Oct-94   12.36      11.125
30-Nov-94   11.89      11.000
31-Dec-94   12.40      11.250
31-Jan-95   12.95      11.750
28-Feb-95   13.49      12.500
31-Mar-95   13.60      12.250
30-Apr-95   13.49      12.750
31-May-95   14.15      11.875
30-Jun-95   13.78      11.750
31-Jul-95   13.86      11.625
31-Aug-95   13.97      11.500
30-Sep-95   14.02      11.500
31-Oct-95   14.32      11.750

Based on month-end prices


  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.
  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,



Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Investment Advisory Corp.        Investment Advisory Corp.


2



              Performance Results for the Period Ended October 31, 1995

               Van Kampen Merritt Ohio Value Municipal Income Trust
                               (AMEX Ticker Symbol  VOV)
----------------------------------------------------------------------------------------------
Total Returns
One-year total return based on market price<F1>.......................................   12.04%
One-year total return based on NAV<F2>................................................   22.18%

Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>.......................   4.40%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4>....   7.43%
Distribution rate as a % of closing common stock price<F3>.............................   5.62%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>..........   9.49%

Share Valuations
Net asset value........................................................................ $ 14.32
Closing common stock price............................................................. $11.750
One-year high common stock price (05/01/95)............................................ $12.750
One-year low common stock price (11/16/94)............................................. $10.000
Preferred share rate<F5>...............................................................   3.40%

<F1>  Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>  Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>  Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>  The taxable-equivalent distribution rate is calculated assuming a 40.8%
      combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

<F5>  See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

      A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

      Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.


3


                                            Portfolio of Investments

                                                October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                              Coupon  Maturity  Market Value
--------------------------------------------------------------------------------------------------
          Municipal Bonds
          Ohio   96.3%
$  1,000  Akron, OH Wtrwrks Rev Mtg (AMBAC Insd) ................   6.550%  03/01/12  $  1,076,570
   2,000  Alliance, OH Wtr Wks Rev (FGIC Insd) ..................   6.650   10/15/17     2,169,320
   1,000  Anthony Wayne, OH Loc Sch Dist (FGIC Insd) ............   5.750   12/01/18     1,003,600
   1,000  Clermont Cnty, OH Wtrwks Rev (Prerefunded @ 12/01/01)
          (AMBAC Insd) ..........................................   6.625   12/01/13     1,131,780
   1,500  Cleveland, OH Arpt Sys Rev Ser A (FGIC Insd) ..........   5.700   01/01/06     1,558,530
   1,250  Cleveland, OH Pub Pwr Sys Rev 1st Mtg Ser A (MBIA Insd)   7.000   11/15/24     1,432,675
   1,000  Cleveland, OH Wtrwks Rev First Mtg Ser F-92 A
          (Prerefunded @ 01/01/02) (AMBAC Insd) .................   6.500   01/01/21     1,120,630
   1,500  Columbus, OH Wtrwks Enlargement No 44 .................   6.000   05/01/14     1,561,110
   1,000  Cuyahoga Cnty, OH Multi Family Rev Dalebridge Apts ....   6.500   10/20/20     1,023,360
   1,000  Dayton, OH Arpt Rev James M Cox Dayton Intl Rfdg
          (AMBAC Insd) <F2> .....................................   5.250   12/01/15       957,480
   1,000  Delaware Cnty, OH Swr Impt ............................   5.250   12/01/15       959,810
   1,225  Fairfield, OH City Sch Dist (FGIC Insd) ...............   7.200   12/01/12     1,428,191
   1,000  Fairlawn, OH Swr Sys Impt .............................   5.750   12/01/13     1,005,640
   1,000  Franklin Cnty, OH Rev Mtg Seton Square North Proj
          (FHA Gtd) .............................................   6.150   10/01/18     1,003,090
     250  Gateway Econ Dev Corp Gtr Cleveland, OH Excise Tax Rev
          Sr Lien Ser A (FSA Insd) ..............................   6.875   09/01/05       278,335
   1,900  Greene Cnty, OH Swr Sys Rev (AMBAC Insd) ..............   5.500   12/01/13     1,902,090
   1,000  Guernsey Cnty, OH Pub Impt (AMBAC Insd) ...............   6.200   12/01/11     1,063,060
   1,000  Lakota, OH Loc Sch Dist (AMBAC Insd) ..................   7.000   12/01/09     1,175,900
     900  Logan Cnty, OH ........................................   6.250   12/01/14       940,581
   1,000  Lorain Cnty, OH Hosp Rev Emh Regional Med Cent Rfdg
          (AMBAC Insd) ..........................................   7.750   11/01/13     1,199,710
   1,000  Lucas Cnty, OH Hosp Rev Impt Saint Vincent Med Cent
          (MBIA Insd) ...........................................   6.625   08/15/22     1,117,220
   1,000  Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent Proj
          Ser A (MBIA Insd) .....................................   6.500   05/01/21     1,062,990
   1,005  Middleburg Heights, OH Southwest Genl Hlth Cent (FSA
          Insd) .................................................   5.625   08/15/15       994,267
   1,000  Ohio Hsg Fin Agy Single Family Mtg Rev (Prerefunded @
          1/15/14) ..............................................       *   01/15/15       312,280
   1,000  Ohio St Air Quality Dev Auth Rev Owens Corning
          Fiberglas Proj Rfdg ...................................   6.250   06/01/04     1,020,550
   1,500  Ohio St Bldg Auth St Fac Adult Correctional Bldg Fund
          Ser A (MBIA Insd) .....................................   6.000   10/01/08     1,600,965
     500  Ohio St Econ Dev Rev ABS Ind Inc Proj .................   6.000   06/01/04       518,975


4  See Notes to Financial Statements


                                            Portfolio of Investments

                                                October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                         Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------
          Ohio (Continued)
$  1,000  Ohio St Higher Edl Fac Comm Rev Univ of Dayton
          Proj (FGIC Insd) ..................................   5.800%  12/01/14  $  1,013,410
   1,000  Ohio St Wtr Dev Auth Solid Waste Disposal Rev .....   6.300   09/01/20     1,032,760
   1,800  Student Ln Funding Corp Cincinnati, OH Student Ln
          Rev Sr Subser A ...................................   6.150   08/01/10     1,841,508
     875  Sylvania, OH ......................................   7.450   12/01/10       997,097
   1,000  University Cincinnati OH Genl Rcpts Ser E1
          (Prerefunded @ 06/01/99) ..........................   7.300   06/01/09     1,101,740
   1,000  Woodridge, OH Loc Sch Dist (AMBAC Insd) ...........   6.000   12/01/19     1,028,900
                                                                                  ------------
                                                                                    37,634,124
                                                                                  ------------

          Puerto Rico   4.5%
     700  Puerto Rico Comwlth Hwy & Tran Auth Hwy
          Rev Ser V Rfdg ....................................    6.375  07/01/08       742,056
     500  Puerto Rico Elec Pwr Auth Pwr Rev Ser T ...........    6.125  07/01/09       526,985
     500  Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg ......    5.500  07/01/14       484,095
                                                                                  ------------
                                                                                     1,753,136
                                                                                  ------------
Total Long-Term Investments 100.8%
   (Cost $37,717,286) <F1>......................................................    39,387,260

Liabilities in Excess of Other Assets  (0.8%)...................................      (314,496)
                                                                                  ------------
Net Assets  100%...............................................................  $  39,072,764
                                                                                 =============

*Zero coupon bond

<F1>  At October 31, 1995, cost for federal income tax purposes is $37,717,286;
      the aggregate gross unrealized appreciation is $1,669,974 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $1,669,974.

<F2>  Securities purchased on a when issued or delayed delivery basis.



The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                            Portfolio Composition by Credit Quality
                            AAA..........................    71.9%
                            AA...........................    10.1
                            A............................    15.4
                            BBB..........................     2.6
                                                           =======
                                                            100.0%
                                                           =======


5  See Notes to Financial Statements



                                       Statement of Assets and Liabilities

                                               October 31, 1995
-----------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $37,717,286) (Note 1)....................................  $  39,387,260
Cash........................................................................................         30,501
Interest Receivable.........................................................................        756,304
Unamortized Organizational Expenses (Note 1)................................................         12,474
                                                                                              --------------
     Total Assets...........................................................................     40,186,539
                                                                                              --------------
Liabilities:
Payables:
  Investments Purchased.....................................................................        955,810
  Investment Advisory Fee (Note 2)..........................................................         21,465
  Income Distributions - Common and Preferred Shares........................................         11,087
  Administrative Fee (Note 2)...............................................................          6,604
Accrued Expenses............................................................................        118,809
                                                                                              --------------
     Total Liabilities......................................................................      1,113,775
                                                                                              --------------
Net Assets..................................................................................  $  39,072,764
                                                                                              ==============

Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 300 issued with liquidation preference of $50,000 per share) (Note 4).....................................  $  15,000,000
                                                                                              --------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  1,681,438 shares issued and outstanding)..................................................         16,814
Paid in Surplus.............................................................................     24,466,994
Net Unrealized Appreciation on Investments..................................................      1,669,974
Accumulated Undistributed Net Investment Income.............................................         39,836
Accumulated Net Realized Loss on Investments................................................     (2,120,854)
                                                                                              --------------
     Net Assets Applicable to Common Shares.................................................     24,072,764
                                                                                              --------------
Net Assets..................................................................................  $  39,072,764
                                                                                              ==============
Net Asset Value Per Common Share ($24,072,764 divided by 1,681,438 shares outstanding)......  $       14.32
                                                                                              ==============


6  See Notes to Financial Statements




                                 Statement of Operations

                          For the Year Ended October 31, 1995
---------------------------------------------------------------------------------
Investment Income:
Interest........................................................  $    2,190,284
                                                                  ---------------
Expenses:
Investment Advisory Fee (Note 2)................................         243,920
Administrative Fee (Note 2).....................................          75,052
Preferred Share Maintenance (Note 4)............................          71,216
Audit...........................................................          34,355
Trustees Fees and Expenses (Note 2).............................          27,382
Custody (Note 1)................................................          16,895
Legal (Note 2)..................................................           8,765
Amortization of Organizational Expenses (Note 1)................           4,997
Other...........................................................          56,404
                                                                  ---------------
Total Expenses..................................................         538,986
Earnings Credits on Cash Balances (Note 1)......................          (4,650)
                                                                  ---------------
Net Expenses....................................................         534,336
                                                                  ---------------
Net Investment Income...........................................  $    1,655,948
                                                                  ===============


Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
Proceeds from Sales.............................................  $   15,967,938
Cost of Securities Sold.........................................     (16,451,854)
                                                                  ---------------
Net Realized Loss on Investments ...............................        (483,916)
                                                                  ---------------
Unrealized Appreciation/Depreciation on Investments:
Beginning of the Period.........................................      (2,204,116)
End of the Period...............................................       1,669,974
                                                                  ---------------
Net Unrealized Appreciation on Investments During the Period....       3,874,090
                                                                  ---------------
Net Realized and Unrealized Gain on Investments.................  $    3,390,174
                                                                  ===============
Net Increase in Net Assets from Operations......................  $    5,046,122
                                                                  ===============


7  See Notes to Financial Statements


                                  Statement of Changes in Net Assets

                             For the Years Ended October 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------
                                                                           Year Ended        Year Ended
                                                                     October 31, 1995  October 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $     1,655,948   $     1,706,726
Net Realized Loss on Investments...................................         (483,916)       (1,636,938)
Net Unrealized Appreciation/Depreciation on Investments During the
Period.............................................................        3,874,090        (3,829,340)
                                                                     ----------------  ----------------
Change in Net Assets from Operations ..............................        5,046,122        (3,759,552)
                                                                     ----------------  ----------------
Distributions from Net Investment Income:
  Common Shares....................................................       (1,200,525)       (1,291,379)
  Preferred Shares.................................................         (553,900)         (378,379)
                                                                     ----------------  ----------------
                                                                          (1,754,425)       (1,669,758)
                                                                     ----------------  ----------------
Distributions from Net Realized Gain on Investments (Note 1):
  Common Shares....................................................              -0-           (14,460)
  Preferred Shares.................................................              -0-            (2,817)
                                                                     ----------------  ----------------
                                                                                 -0-           (17,277)
                                                                     ----------------  ----------------
Total Distributions................................................       (1,754,425)       (1,687,035)
                                                                     ----------------  ----------------
Net Change in Net Assets from Investment Activities................        3,291,697        (5,446,587)
Net Assets:
Beginning of the Period............................................       35,781,067        41,227,654
                                                                     ----------------  ----------------
End of the Period (Including undistributed net investment income
of$39,836 and $138,313, respectively)..............................  $    39,072,764   $    35,781,067
                                                                     ===============   ===============


8  See Notes to Financial Statements



                                            Financial Highlights

                  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------
                                                                                   April 30, 1993
                                                             Year         Year      (Commencement
                                                            Ended        Ended      of Investment
                                                      October 31,  October 31,     Operations) to
                                                             1995         1994   October 31, 1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period <F1>.......  $    12.359  $    15.598   $         14.583
                                                      -----------  ------------  ----------------
  Net Investment Income.............................         .985        1.015               .377
  Net Realized and Unrealized Gain/Loss on
    Investments.....................................        2.016       (3.250)              .955
                                                      -----------  ------------  ----------------
Total from Investment Operations....................        3.001       (2.235)             1.332
                                                      -----------  ------------  ----------------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................         .714         .768               .256
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................         .329         .225               .061
  Distributions from Net Realized Gain on
    Investments (Note 1):
    Paid to Common Shareholders.....................          -0-         .009                -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................          -0-         .002                -0-
                                                      -----------  ------------  ----------------
Total Distributions.................................        1.043        1.004               .317
                                                      -----------  ------------  ----------------
Net Asset Value, End of the Period..................  $    14.317  $    12.359   $         15.598
                                                      ===========  ============  ================


Market Price Per Share at End of the Period.........  $    11.750   $   11.125    $        14.875
Total Investment Return at Market Price
  (Non-Annualized) <F2>.............................       12.04%      (20.59%)              .89%
Total Return at Net Asset Value (Non-Annualized)<F3>       22.18%      (16.26%)             5.75%
Net Assets at End of the Period (In millions).......  $      39.1   $     35.8    $          41.2
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (Annualized) <F4>................        2.39%        2.20%              2.13%
Ratio of Expenses to Average Net Assets
  (Annualized) <F4>.................................        1.44%        1.35%              1.60%
Ratio of Net Investment Income to Average Net Assets
   Applicable to Common Shares (Annualized)<F5>.....        4.89%        5.57%              4.19%
Portfolio Turnover..................................       45.47%       56.04%             16.52%

<F1>  Net asset value at April 30, 1993, is adjusted for common and preferred share offering costs of $.417 per  common share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Beginning with the year ended October 31, 1995, the Ratios of Expenses are based upon Total Expenses which does not reflect credits earned on overnight cash balances. (Note 1)

<F5>  Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.


9  See Notes to Financial Statements


                           Notes to Financial Statements

                                 October 31, 1995
--------------------------------------------------------------------------------


1. Significant Accounting Policies
Van Kampen Merritt Ohio Value Municipal Income Trust (the "Trust") is registered as a nondiversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on April 30, 1993.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation -- Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions -- Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income -- Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses -- The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending April 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Expense Reductions -- During the year ended October 31, 1995, the Trust's custody fee was reduced by $4,650 as a result of credits earned on overnight cash balances.

10

                     Notes to Financial Statements (Continued)

                                 October 31, 1995
--------------------------------------------------------------------------------

F. Federal Income Taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $2,120,854, of which $1,636,938 and $483,916 will expire on October 31, 2002 and 2003, respectively.

G. Distribution of Income and Gains -- The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.
  For the year ended October 31, 1995, the Trust recognized expenses of approximately $10,600 representing VKAC's cost of providing accounting and legal services to the Trust.
  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their


11

                     Notes to Financial Statements (Continued)

                                   October 31, 1995
--------------------------------------------------------------------------------

compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $24,100.
  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995 were $23,137,636 and $16,451,854, respectively.

4. Preferred Shares
The Trust has outstanding 300 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 1995 was 3.400%. During the year ended October 31, 1995, the rates ranged from 2.500% to 5.375%.
  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

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                           Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen Merritt Ohio Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Ohio Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Ohio Value Municipal Income Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1995

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                           Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                                              One Parkview Plaza
                                       Oakbrook Terrace, Illinois  60181
                                             Attn: Closed-End Funds

14

                    Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

15


                Van Kampen Merritt Ohio Value Municipal Income Trust
--------------------------------------------------------------------------------


Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer




Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601



* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1995
    All rights reserved.

SM  denotes a service mark of
    Van Kampen American Capital Distributors, Inc.



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